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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


Bearings, Inc.

We consent to the incorporation by reference in Registration Statement
Nos. 33-43506, 33-53345, 33-53401, 33-60687, 33-65509, 33-65513 and 333-10139 of
Bearings, Inc. on Forms S-3 and S-8 of our reports dated August 6, 1996 appearing in and incorporated by reference in this Annual Report on Form 10-K of Bearings, Inc. for the year ended June 30, 1996.



DELOITTE & TOUCHE LLP

Cleveland, Ohio

September 26, 1996